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                                                                    Exhibit 99.3

               Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


I, David J. Dzuricky, state and attest that:

(1) to the best of my knowledge, based upon a review of the covered reports of Piedmont Natural Gas Company, Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report; and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report.

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o        2001 Annual Report of Piedmont Natural Gas Company, Inc., on
                  Form 10-K;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Piedmont Natural Gas Company, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.




    /s/ David J. Dzuricky                      Subscribed and sworn to
    ---------------------                      before me this 7th day of
     David J. Dzuricky                                        ---
   Chief Financial Officer                     August 2002.
       August 7, 2002                          -----------

                                               /s/ Lee E. Howard
                                               --------------------------
                                               Notary Public

                                               My Commission Expires: 10-29-05
                                                                      --------



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